DELAWARE VIP(R) TRUST

Delaware VIP High Yield Series
(the "Series")

Supplement to the Series' Prospectuses
dated April 30, 2009

Effective April 30, 2009, the following replaces the information in the section "How we manage the Series - Portfolio managers."

Portfolio managers

Kevin P. Loome has primary responsibility for making day-to-day investment decisions for Delaware VIP High Yield Series. Mr. Loome assumed primary responsibility for the Series in August 2007. When making decisions for the Funds, Mr. Loome regularly consults with Chuck M. Devereux.

Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor's degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Chuck M. Devereux, Senior Vice President, Director of Credit Research
Chuck M. Devereux is the head of the firm's taxable credit research department, responsible for the gaming sector. In addition, he serves as a consultant for the team responsible for portfolio management of some of the firm's fixed income products. Prior to April 2007, he was a senior vice president and co-head of the firm's private placements group, which has responsibility for managing a portfolio of approximately $8 billion of privately placed securities. Prior to joining Delaware Investments in 2001, Devereux was employed by Valuemetrics/VM Equity Partners, a financial advisory and investment banking firm, where he participated in financial advisory and capital-raising efforts for privately held, middle-market companies. These efforts included placements of traditional corporate debt and equity as well as mezzanine and venture-capital financings. Prior to Valuemetrics/VM Equity Partners, he was a trust officer in the privately held asset division of the Northern Trust Corporation for three years. Devereux earned an MBA with a concentration in finance from DePaul University and a bachelor's degree in economics from St. Joseph's College.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Series securities.

Please keep this supplement for future reference.

This Supplement is dated July 29, 2009.